AlphaCentric Real Income Fund

Class A: SiiaX Class C: SiicX Class I: SiiiX

(the “Fund”)

September 25, 2026

This information supplements certain information contained in the currently effective Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated August 1, 2026.

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Effective on or about November 28, 2026, the Fund’s investment objective will change to the following:

“The Fund’s investment objective is current income and total return.”

The change to the Fund’s investment objective is related to planned changes to the Fund’s investment program. Following regulatory review, these changes will be set forth in a new Prospectus, Summary Prospectus and Statement of Additional Information, each to be dated on or about November 28, 2026.

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You should read this Supplement in conjunction with the Prospectus, the Summary Prospectus and the Statement of Additional Information for the Fund, each dated August 1, 2026, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-844-ACFUNDS (1-844-223-8637) or by writing to AlphaCentric Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246.

Please retain this Supplement for future reference.